UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05992
JAPAN SMALLER CAPITALIZATION FUND, INC.
(Exact name of Registrant as specified in charter)
Worldwide Plaza
309 West 49th Street
New York, NY 10019
(Address of Principal Executive Offices)
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, NY 10019
(Name and Address of Agent for Service)
Registrant’s telephone number, including area code: 1-800-833-0018
Date of fiscal year end:	February 28, 2022

Date of reporting period:	August 31, 2021

Item 1.	Report to Shareholders.

JAPAN
Smaller Capitalization Fund, Inc.
SEMI-ANNUAL REPORT

AUGUST 31, 2021

Beginning on September 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website http://funds.nomura-asset.com/japan-smaller-capitalization, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary or if you are a direct investor, by calling 1-800-426-5523.

Paper copies are provided free of charge. If you prefer to receive paper copies of your shareholder reports after September 1, 2021, direct investors may inform the Fund at any time by calling 1-800-426-5523. If you invest through a financial intermediary, you should contact your financial intermediary directly.

JAPAN SMALLER CAPITALIZATION FUND, INC.
October 27, 2021
To Our Shareholders:
We present the Semi-Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the six months ended August 31, 2021.
The net asset value per share (“NAV”) of the Fund increased by 2.8% and the closing market price of the Fund (on the New York Stock Exchange) increased by 1.9% for the six months ended August 31, 2021. The closing market price of the Fund on August 31, 2021 was $9.16, representing a discount of 12.9% to the NAV of $10.52. The net assets of the Fund totaled $297,987,742 on August 31, 2021.
The Russell/Nomura Small Cap™ Index, the Fund’s benchmark (“Benchmark”), increased by 4.3% in United States (“U.S.”) dollar terms for the six months ended August 31, 2021. During that period, the Fund underperformed the Benchmark by 1.5% on a NAV basis. The Tokyo Price Index (the “TOPIX”), a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange (the “TSE”), increased by 1.9% and the Nikkei Stock Average Index (“Nikkei”), a price-weighted index of the 225 leading stocks on the TSE, decreased by 6.0% in U.S. dollar terms for the six months ended August 31, 2021. The Japanese yen (“Yen”) depreciated by 3.2% against the U.S. dollar for the six months ended August 31, 2021.
For the quarter ended August 31, 2021, the Benchmark increased by 3.4%, the TOPIX increased by 1.8%, and the Nikkei decreased by 2.9% in U.S. dollar terms. The NAV of the Fund increased by 1.7% and underperformed the Benchmark by 1.7%. The closing market price of the Fund increased by 0.1% and the Yen depreciated by 0.2% against the U.S. dollar during the quarter ended August 31, 2021.
Investment Strategy
The Fund aims to invest in undervalued stocks that offer fundamental strength and potential for improvement. The Fund performs extensive fundamental research to identify stocks that can create shareholder value. The Fund focuses on companies that are leaders in certain niche markets, companies with large or expanding market shares, stocks with superior shareholder distribution policies, and stocks that offer good growth prospects. In the Japanese small cap equity market, valuation anomalies do exist and can be exploited through active management. There are a number of factors that the Fund considers when selling an investment including a stock which appears fully valued, unexpected deterioration in earnings or a substantial loss that impairs the company’s net assets, and a stock’s diminishing potential given declining competitiveness due to a change of business environment or failure of business strategy.
Performance
In terms of the sector allocation strategy during the six months ended August 31, 2021, an overweight position in the Iron and Steel sector and underweight position in the Pharmaceutical sector generated the largest positive contributions. Sector returns were eroded by an underweight position in the Transportation and Warehousing sector and an overweight position in the Retail Trade sector.
Relative performance was positively impacted by MIRAIT Holdings Corporation in the Construction sector, Ryoden Corporation in the Wholesale Trade sector, and Tokyo

Steel Manufacturing Co., Ltd. in the Iron and Steel sector. Conversely, relative performance was negatively impacted by Osaka Steel Co., Ltd. and Godo Steel, Ltd. in the Iron and Steel sector, and Amiyaki Tei Co., Ltd. in the Retail Trade sector.
Market Review
The Benchmark increased by 7.5% and outperformed the TOPIX index, which increased by 5.1% in local currency terms, for the six month period ended August 31, 2021. In March 2021, there were indications of a global economic recovery given the accelerating pace of the coronavirus (COVID-19) vaccination rollouts in the U.S., Europe, and other countries. However, stock prices fluctuated largely due to the outbreak of the COVID-19 Delta variant and speculation about the Federal Reserve's timing and approach to policy tapering.
In March 2021, the Japanese stock market continued to advance, posting a fifth consecutive monthly gain since November 2020. The accelerating pace of the COVID-19 vaccination rollout, the passage of the American Rescue Act with its $1.9 trillion fiscal stimulus, and expectations of additional longer-term infrastructure spending proposals in the U.S., further supported hopes of a global economic recovery and a continued rally across the major equity markets. However, investor unease about the sudden jump in U.S. Treasury yields prompted a continued rotation out of growth stocks and into value stocks.
The Japanese stock market remained directionless for much of the quarter ended June 2021, edging downwards to close slightly lower. The small decline on a total return basis concealed some relatively high levels of interim volatility. A steep market sell-off in late April 2021 followed the declaration of a third state of emergency barely a month after the previous one had been lifted. Investor sentiment inevitably decreased, as Japan lagged far behind other developed countries in terms of the COVID-19 vaccination rollout. The market soon recovered but then faced selling pressure again in early May 2021 as data pointing to accelerating U.S. inflation invoked fears that the Federal Reserve would begin policy tapering sooner rather than later, though such fears subsequently proved overblown. Equity prices declined again in June 2021 following the Federal Reserve’s monetary policy meeting which indicated the possibility of two interest rate hikes before the end of 2023 and accelerating the expected timing of the first rate hikes from 2024. The equity market again stabilized following the news, with investor consensus holding onto the view that the Federal Reserve was in no hurry to tighten monetary policy. Style rotation added to the confusion as investors hastily switched back and forth between growth and value stocks.
The Tokyo stock market fell again in the month of July 2021. Although the initial market reaction to a fourth state of emergency declaration in Tokyo was subdued, the upsurge in COVID-19 Delta variant cases worldwide raised alarm among investors. There were fears that the much longed for economic reopening could be hampered which sent global markets to decline in the middle of July 2021. In August 2021, the Tokyo stock market rebounded from its July 2021 losses. Corporate earnings results for the quarter ended June 2021 were strong, with a majority of companies beating expectations and exhibiting solid earnings recoveries from the year before. Market sentiment picked up again at the end of August 2021 with a broad rally across the global equity markets. Market participants took comfort from the absence of surprises in the strongly awaited address by Federal Reserve Chair Jerome Powell at the Jackson Hole conference. His statement confirmed the continuation of accommodative monetary policies for the foreseeable future.
Outlook and Future Strategy
The U.S. and China have led the process towards global economic normalization so far, but the pace of recovery now appears to be slowing. China’s manufacturing Purchasing Managers Index declined from 50.4 in July 2021 to 50.1 in August 2021, approaching the borderline between economic expansion and contraction. U.S. retail sales also unexpectedly declined by 1.1% month over month in July 2021. These weaker data readings were largely due to the rapid spread of the COVID-19 Delta variant and the disruption it has caused to the supply chains of various products. In Japan, Toyota Motors was forced to announce production cuts in response to supply disruption to semiconductors and other components sourced from Southeast Asia. In the near-term, economic recovery prospects could therefore continue to depend on COVID-19 Delta variant transmission. However, going forward, assuming that the increase in the number of COVID-19 cases will eventually come to a halt along with the further progress in the COVID-19 vaccination rollout, the current supply chain disruption will ease steadily and the global economy will return to its original recovery path.
The Japanese stock market does not appear to be overvalued with valuation in terms of the price-to-earnings ratio currently around the P/E 15 range for both large-cap and small-cap stocks. Based on stock selection tendencies over the past year, there has been a recovery in large-cap value stocks since last autumn. This recovery occurred mainly among external demand-dependent manufacturing industries, while growth stocks have rebounded since the spring for both large and small cap stocks. Meanwhile, small-cap value stocks have lagged behind over the past year.
There are two possible underlying reasons for this discrepancy in value stock performance. One is that many small-cap stocks are dependent on domestic demand given Japan had been falling behind in the distribution of COVID-19 vaccines and faced delays to economic reopening. Another possible technical reason is that market participants seemed to be avoiding small-cap value stocks due to their low liquidity amid the reconstitution process of the TOPIX index.
However, the Fund remains bullish on small-cap value stocks for several reasons. One reason is the wide stock price valuation gap between value stocks and growth stocks. This gap has expanded to a historically high level. Next, Japan’s COVID-19 vaccine distribution has been accelerating and further progress in the COVID-19 vaccination rollout is likely even though the outlook for the COVID-19 pandemic remains uncertain at present. Finally, uncertainty about the reconstitution of the TOPIX index can become a positive factor, as it could trigger improvements in corporate governance over the longer term. In the near term however, it could still be a burden for the market. Over the medium to long term, corporate fundamentals tend to determine stock prices and not such technical market related factors. Many small-cap value stock names that have a solid financial position and a strong earnings base can be found among leading niche companies within various sectors. The fact that many stocks in this category also have low beta is considered a reflection of their low-risk fundamentals. The Fund believes the time will come when these stocks are re-evaluated.
The Fund appreciates your continuing support.
Sincerely,

Yuichi Nomoto
President

DISCLOSURES
Sources: Nomura Asset Management U.S.A. Inc., Nomura Asset Management Co., Ltd., and Bloomberg L.P. Past performance is not indicative of future results. There is a risk of loss.

The NAV price is adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions. The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions. The Fund’s performance does not reflect sales commissions.

This material contains the current opinions of the Fund’s manager, which are subject to change without notice. This material should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.

Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s benchmark should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the Yen/U.S. Dollar exchange rate. This report is for informational purposes only. Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.

Indices are unmanaged. An index cannot be directly invested into.

Certain information discussed in this report may constitute forward-looking statements within the meaning of the U.S. federal securities laws. The Fund believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions and can give no assurance that the Fund's expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.

The Russell/Nomura Small Cap™ Index represents approximately 15% of the total market capitalization of the Russell/Nomura Total Market™ Index. It measures the performance of the smallest Japanese equity securities in the Russell/Nomura Total Market™ Index. As of August 31, 2021, there are 1,243 securities in the Russell/Nomura Small Cap™ Index.

SHAREHOLDERS ACCOUNT INFORMATION
Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A., at 1-800-426-5523 for information concerning their accounts.
PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s website at http://www.sec.gov.

Additional information about the Fund’s Board of Directors is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the SEC at http://www.sec.gov in the Fund’s most recent proxy statement filing.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files a schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

FUND CERTIFICATIONS

In December 2020, the Fund filed its Principal Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Principal Executive Officer and Principal Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s website at http://www.sec.gov.

SHARE REPURCHASES
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may repurchase shares of its common stock in the open market.
INTERNET WEBSITE
Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund.
The Internet web address is http://funds.nomura-asset.com/japan-smaller- capitalization.

JAPAN SMALLER CAPITALIZATION FUND, INC.
FUND HIGHLIGHTS—AUGUST 31, 2021 (Unaudited)
KEY STATISTICS
Net Assets	$297,987,742
Net Asset Value per Share	$10.52
Market Price	$9.16
Six Month Percentage Change in Net Asset Value per Share	2.8%
Six Month Percentage Change in Market Price	1.9%

MARKET INDICES
Six Month Percentage change in market indices	YEN	U.S.$
Russell/Nomura Small Cap™ Index	7.5%	4.3%
Tokyo Price Index	5.1%	1.9%
Nikkei Stock Average Index	(2.8%)	(6.0%)
INDUSTRY DIVERSIFICATION
% of Net Assets
Retail Trade	15.9
Chemicals	14.1
Construction	8.4
Wholesale Trade	8.0
Iron and Steel	7.8
Banks	7.3
Information and Communication	6.3
Services	4.7
Metal Products	4.4
Transportation Equipment	4.0
Other Products	3.4
% of Net Assets
Machinery	2.5
Transportation and Warehousing	2.5
Electric Appliances	1.5
Glass and Ceramics Products	1.5
Financing Business	1.3
Utilities	1.3
Pharmaceutical	1.2
Food	1.2
Precision Instruments	1.1
Textiles and Apparel	0.6
Real Estate	0.5
TEN LARGEST EQUITY HOLDINGS
Security	% of Net Assets
Okinawa Cellular Telephone Company	3.6
Ryoden Corporation	3.5
Osaka Steel Co., Ltd.	3.4
Amiyaki Tei Co., Ltd.	2.7
JM Holdings Co., Ltd.	2.6
Fujikura Kasei Co., Ltd.	2.5
Sakata Inx Corporation	2.2
Nishio Rent All Co., Ltd.	2.2
Seria Co., Ltd.	2.0
Kyowa Exeo Corporation	2.0

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2021
(Unaudited)
	Shares	Fair Value
JAPANESE EQUITY SECURITIES

Banks — 7.3%
Fukuoka Financial Group, Inc.	103,900	$1,919,214
The Akita Bank, Ltd.	348,700	4,632,013
The Bank of Okinawa, Ltd.	126,700	3,149,657
The Keiyo Bank, Ltd.	820,500	3,317,486
The Musashino Bank, Ltd.	168,200	2,749,335
The Taiko Bank, Ltd.	266,900	3,281,080
The Yamanashi Chuo Bank, Ltd.	369,100	2,810,338
		21,859,123

Chemicals — 14.1%
Adeka Corporation	90,300	1,972,387
Aica Kogyo Company, Limited	52,700	1,766,882
C. Uyemura & Co., Ltd.	76,700	3,156,924
Fujikura Kasei Co., Ltd.	1,565,500	7,552,976
Koatsu Gas Kogyo Co., Ltd.	383,900	2,605,609
Sakata Inx Corporation	637,700	6,611,082
Sekisui Jushi Corporation	285,500	5,670,571
Shikoku Chemicals Corporation	248,600	3,114,841
Shin-Etsu Polymer Co., Ltd.	77,200	680,393
T&K Toka Co., Ltd.	794,100	5,851,491
Yushiro Chemical Industry Co., Ltd.	274,400	2,951,932
		41,935,088

Construction — 8.4%
Kandenko Co., Ltd.	670,100	5,759,717
Kyowa Exeo Corporation	235,200	5,902,439
MIRAIT Holdings Corporation	190,100	3,784,382
Toenec Corporation	70,000	2,350,082
Totetsu Kogyo Co., Ltd.	132,200	2,951,258
Yondenko Corporation	73,900	2,282,937
Yurtec Corporation	278,700	1,759,917
		24,790,732

Electric Appliances — 1.5%
AOI Electronics Co., Ltd.	42,700	903,195
Foster Electric Company, Limited	128,200	1,012,228
Kyosan Electric Manufacturing Co., Ltd.	82,700	354,665
Mabuchi Motor Co., Ltd.	50,500	1,766,536
Maxell Holdings, Ltd.(a)	62,200	731,864
		4,768,488

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS— (Continued)
AUGUST 31, 2021
(Unaudited)
	Shares	Fair Value
Financing Business — 1.3%
Ricoh Leasing Company, Ltd.	119,900	$3,976,331
		3,976,331

Food — 1.2%
Nichirei Corporation	136,300	3,472,517
		3,472,517

Glass and Ceramics Products — 1.5%
Asia Pile Holdings Corporation	661,300	2,890,108
Nichiha Corporation	50,700	1,492,531
		4,382,639

Information and Communication — 6.3%
NS Solutions Corporation	71,000	2,406,233
OBIC Co., Ltd.	7,400	1,408,595
Okinawa Cellular Telephone Company	226,700	10,731,483
Otsuka Corporation	79,700	4,127,658
		18,673,969

Iron and Steel — 7.8%
Chubu Steel Plate Co., Ltd.	118,400	890,743
Godo Steel, Ltd.	158,300	2,163,213
Kyoei Steel Ltd.	170,100	2,262,642
Mory Industries Inc.	61,800	1,321,799
Nichia Steel Works, Ltd.	1,867,000	4,987,261
Osaka Steel Co., Ltd.	901,800	10,086,460
Tokyo Steel Manufacturing Co., Ltd.	139,800	1,509,017
		23,221,135

Machinery — 2.5%
Makino Milling Machine Co., Ltd.	18,000	671,361
Miura Co., Ltd.	6,100	273,796
Nippon Pillar Packing Co., Ltd.	20,500	482,232
Nitto Kohki Co., Ltd.	216,900	3,911,925
Star Micronics Co., Ltd.	89,200	1,275,675
Teikoku Electric MFG. Co., Ltd.	60,700	720,282
Yamashin-Filter Corporation	48,000	272,579
		7,607,850

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS— (Continued)
AUGUST 31, 2021
(Unaudited)
	Shares	Fair Value
Metal Products — 4.4%
Maruzen Co., Ltd.	45,200	$882,562
Neturen Co., Ltd.	577,900	3,286,983
Piolax, Inc.	400,200	5,548,839
Rinnai Corporation	15,000	1,612,302
Shinpo Co., Ltd.	2,300	25,934
Topre Corporation	141,600	1,725,292
		13,081,912

Other Products — 3.4%
Fuji Seal International, Inc.	18,900	424,674
Komatsu Wall Industry Co., Ltd.	19,100	337,192
Nishikawa Rubber Co., Ltd.	317,600	4,749,860
Pigeon Corporation	51,000	1,475,877
The Pack Corporation	120,600	3,224,839
		10,212,442

Pharmaceutical — 1.2%
Nippon Shinyaku Co., Ltd.	42,800	3,472,688
		3,472,688

Precision Instruments — 1.1%
Nakanishi Inc.	147,300	3,329,842
		3,329,842

Real Estate — 0.5%
Starts Corporation Inc.	56,100	1,456,276
		1,456,276

Retail Trade — 15.9%
ABC-Mart, Inc.	77,200	4,131,456
Amiyaki Tei Co., Ltd.	309,900	8,129,032
Cosmos Pharmaceutical Corporation	14,300	2,531,019
Create SD Holdings Co., Ltd.	152,700	5,390,146
Daikokutenbussan Co., Ltd.	1,800	113,502
Izumi Co., Ltd.	71,200	2,319,208
JM Holdings Co., Ltd.	378,600	7,887,787
Kusuri No Aoki Holdings Co., Ltd.	43,800	3,076,267
PAL GROUP Holdings Co., Ltd.	167,100	2,553,718
Pan Pacific International Holdings Corporation	64,300	1,225,124
San-A Co., Ltd.	40,500	1,492,163
Seria Co., Ltd.	161,700	5,906,178
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS— (Continued)
AUGUST 31, 2021
(Unaudited)
	Shares	Fair Value

Sundrug Co., Ltd.	35,200	$1,168,962
Yossix Holdings Co., Ltd.(a)	85,600	1,652,735
		47,577,297

Services — 4.7%
Kanamoto Co., Ltd.	145,000	3,313,420
Matching Service Japan Co., Ltd.	36,300	342,683
Nihon M&A Center Inc.	10,600	316,864
Nishio Rent All Co., Ltd.	245,100	6,509,425
Step Co., Ltd.	215,100	3,484,675
		13,967,067

Textiles and Apparel — 0.6%
Seiren Co., Ltd.	107,000	1,860,785
		1,860,785

Transportation and Warehousing — 2.5%
Alps Logistics Co., Ltd.	124,900	1,069,015
Kamigumi Co., Ltd.	81,700	1,765,243
Meiko Trans Co., Ltd.	326,000	3,406,324
SG Holdings Co., Ltd.	30,300	823,711
Trancom Co., Ltd.	5,300	402,580
		7,466,873

Transportation Equipment — 4.0%
Hi-Lex Corporation	313,400	4,946,173
Morita Holdings Corporation	42,600	598,397
Nichirin Co., Ltd.	83,700	1,302,727
Nippon Seiki Co., Ltd.	280,600	3,130,809
Tokai Rika Co., Ltd.	131,900	1,918,698
		11,896,804

Utilities — 1.3%
Keiyo Gas Co., Ltd.	31,700	964,883
The Okinawa Electric Power Company, Incorporated	223,790	2,907,684
		3,872,567

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS— (Continued)
AUGUST 31, 2021
(Unaudited)
	Shares	Fair Value
Wholesale Trade — 8.0%
Hakudo Co., Ltd.	200	$4,914
Kanaden Corporation	319,500	3,024,886
Kohsoku Corporation	299,400	4,442,306
Paltac Corporation	84,300	3,668,881
Ryoden Corporation	639,300	10,374,249
SIIX Corporation	50,300	585,447
Sugimoto & Co., Ltd.	67,600	1,639,942
		23,740,625

TOTAL INVESTMENTS — 99.5% (cost $296,839,858)		$296,623,050
FOREIGN CURRENCY — 0.4% (cost $1,015,875)(b)		$1,014,160
TOTAL INVESTMENTS AND FOREIGN CURRENCY — 99.9% (cost $297,855,733)		$297,637,210
OTHER ASSETS AND LIABILITIES — 0.1%		$350,532
NET ASSETS — 100.0%		$297,987,742
(a) Non-income producing security.
(b) Japanese Yen - Interest bearing account.
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2021
(Unaudited)
ASSETS:
Investments in Japanese equity securities, at fair value (cost—$296,839,858)	$296,623,050
Foreign currency, at fair value (cost—$1,015,875)	1,014,160
Receivable for investments sold	746,623
Receivable for dividends	324,537
Prepaid expenses	82,057
Cash	141,936
Total Assets	298,932,363

LIABILITIES:
Payable for investments purchased	537,877
Accrued management fee	222,314
Accrued audit and tax fees	73,025
Accrued custody fee	46,860
Accrued directors’ fees and expenses	8,808
Other accrued expenses	55,737
Total Liabilities	944,621

NET ASSETS:
Capital stock (28,333,893 shares of capital stock outstanding, 100,000,000 shares authorized, par value $0.10 each)	2,833,389
Paid-in capital	286,055,217
Total distributable gain	9,099,136
Net Assets	$297,987,742
Net asset value per share	$10.52
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2021
(Unaudited)
INCOME:
Dividend income (net of $343,876 withholding taxes)	$3,094,884
Interest income	4
Total Income	$3,094,888

EXPENSES:
Management fee	1,331,751
Custodian fee	142,680
Directors’ fees and expenses	114,059
Audit and tax fees	61,787
Legal fees	59,474
Other expenses	56,125
Total Expenses	1,765,876
INVESTMENT INCOME—NET	1,329,012

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments	6,615,065
Net realized loss on foreign currency transactions	(130,329)
Net realized gain on investments and foreign currency transactions	6,484,736
Net change in unrealized appreciation on investments	9,510,399
Net change in unrealized depreciation on foreign currency transactions and translation	(9,098,329)
Net realized and unrealized gain on investments and foreign currency transactions and translation	6,896,806
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,225,818
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
	For the Six Months Ended August 31, 2021 (Unaudited)	For the Year Ended February 28, 2021
FROM OPERATIONS:
Net investment income	$1,329,012	$2,704,601
Net realized gain on investments	6,615,065	5,536,228
Net realized gain (loss) on foreign currency transactions	(130,329)	179,434
Net change in unrealized appreciation on investments	9,510,399	39,639,184
Net change in unrealized appreciation (depreciation) on foreign currency transactions and translation	(9,098,329)	564,780
Net increase in net assets resulting from operations	8,225,818	48,624,227

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Distribution to shareholders	—	(9,749,693)
Decrease in net assets derived from distributions to shareholders	—	(9,749,693)

NET ASSETS:
Beginning of period	289,761,924	250,887,390
End of period	$297,987,742	$289,761,924
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)
1.	Significant Accounting Policies
Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990. The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in smaller capitalization Japanese equity securities.
The accompanying financial statements have been prepared in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”) and are stated in United States dollars. The Fund is an investment company that follows the accounting and reporting guidance in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.
(a) Valuation of Securities — Investments traded in the over-the-counter market are fair valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are fair valued at the last sales price on the principal market on which securities are traded or, lacking any sales, at the last available bid price. Securities and other assets, including futures contracts and related options, that cannot be fair valued using one of the previously mentioned methods are stated at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
(b) Foreign Currency Transactions — Transactions denominated in Japanese yen (“Yen”) are recorded in the Fund’s records at the prevailing exchange rate at the time of the transaction. Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in results of operations for the current period.
The net assets of the Fund are presented at the exchange rates and fair values on August 31, 2021. The Fund does isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at August 31, 2021. Net realized gains or losses on investments include gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities. Net realized gains or losses on the foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS— (Continued) (Unaudited)
(c) Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend dates and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on a first in, first out basis.
Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification.
Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions. It is the Fund’s policy that, at origination, all loans shall be secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the Fund’s policy that collateral equivalent to at least 100% of the fair value of securities on loan must be maintained at all times (when applicable). Collateral is provided in the form of cash, which would be invested in certain money market funds. The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction. Although each security loan is fully collateralized, there are certain risks. On November 21, 2008, the Fund suspended its participation in the securities lending program. The Fund may resume its participation in the future. During the fiscal year ended February 28, 2021 and the semi-annual period ended August 31, 2021, the Fund did not earn fees from lending Fund portfolio securities, pursuant to the securities lending agreement.
(d) Income Taxes — A provision for U.S. income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.
Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 15.315% and such withholding taxes are reflected as a reduction of the related revenue. The withholding tax rate of 15.315% was reduced to 10% upon the submission of Form 17 — Limitation on Benefits Article. There is no withholding tax on realized gains.
In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years), and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations. During the current year and for the prior three tax years, the Fund did not incur any interest or penalties.
(e) Use of Estimates in Financial Statement Preparation — The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS— (Continued) (Unaudited)
(f) Concentration of Risk — A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the U.S. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.
(g) Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the Statement of Assets and Liabilities.
2.	Management Agreement and Transactions With Affiliated Persons
Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.” or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement. Under the management agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM” or the “Investment Adviser”), as Investment Adviser to the Fund.
As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund’s average weekly net assets not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50 million but not exceeding $100 million, 0.90% of the Fund’s average weekly net assets in excess of $100 million but not exceeding $175 million, 0.80% of the Fund’s average weekly net assets in excess of $175 million but not exceeding $250 million, 0.70% of the Fund’s average weekly net assets in excess of $250 million but not exceeding $325 million, 0.60% of the Fund’s average weekly net assets in excess of $325 million, but not exceeding $425 million and 0.50% of the Fund’s average weekly net assets in excess of $425 million. Under the management agreement, the Fund incurred fees to the Manager of $1,331,751 for the six months ended August 31, 2021. Under the investment advisory agreement, the Investment Adviser earned investment advisory fees of $591,455 from the Manager, not the Fund, for the six months ended August 31, 2021. At August 31, 2021, the management fee payable to the Manager by the Fund was $222,314.
Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the six months ended August 31, 2021. The Fund pays each Director not affiliated with the Manager an annual fee of $30,000. In addition, the Fund pays each Director not affiliated with the Manager $3,000 per in-person or virtually held meeting attended, $2,000 per telephone meeting attended, and Director expenses related to attendance at meetings. The Chairman of the Board, presently Rodney A. Buck, is paid an additional annual fee of

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS— (Continued) (Unaudited)
$8,000. The Chairman of the Audit Committee, presently David B. Chemidlin, is paid an additional annual fee of $4,000. Such fees and expenses for unaffiliated Directors aggregated $114,059 for the six months ended August 31, 2021.
3.	Purchases and Sales of Investments
Purchases and sales of investments, exclusive of foreign currency and investments in short-term securities, for the six months ended August 31, 2021 were $55,126,150 and $53,890,720 respectively.
4.	Federal Income Tax
As of February 28, 2021, net unrealized depreciation on investments, exclusive of foreign currency, for federal income tax purposes was $5,607,017, of which $29,122,289 related to appreciated securities and $34,729,306 related to depreciated securities. The cost of investments, exclusive of foreign currency of $1,565,222, at February 28, 2021 for federal income tax purposes was $294,007,472.
At February 28, 2021, the components of accumulated earnings on a tax basis consisted of unrealized depreciation on investments and foreign currency transactions of $5,648,432, late year loss deferral of $0, undistributed long-term capital gains of $0, and undistributed ordinary income of $6,521,750. The differences between book basis and tax basis for unrealized appreciation on investments and foreign currency transactions are attributable to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies.
The Fund paid an ordinary income distribution of $3,629,572, which represents $0.1281 per share and a long-term capital gains distribution of $6,120,121, which represents $0.2160 per share to shareholders of record as of December 18, 2020. The distribution was paid on December 28, 2020.
The Fund paid an ordinary income distribution of $11,225,889, which represents $0.3962 per share and a long-term capital gains distribution of $9,814,860, which represents $0.3464 per share to shareholders of record as of December 18, 2019. The distribution was paid on December 27, 2019.

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS— (Continued) (Unaudited)
5.	Fair Value Measurements
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a frame work for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.
•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
At August 31, 2021, all of the Fund’s investments were determined to be Level 1 securities.
During the six months ended August 31, 2021, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.
6.	Subsequent Events
The Fund has evaluated subsequent events through October 27, 2021, the date as of which the financial statements are available to be issued.
The coronavirus outbreak is impacting the global economy and the market environment. The continuing impact of the coronavirus outbreak is hard to predict. Going forward, any such impact could adversely affect the Fund’s performance.

JAPAN SMALLER CAPITALIZATION FUND, INC.
FINANCIAL HIGHLIGHTS
For a share of common stock outstanding throughout each period:
	For the Six Months Ended August 31, 2021 (Unaudited)	For the Year Ended
		February 28,	February 29,	February 28,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.23	$8.85	$10.17	$14.01	$12.09	$10.50
Investment Operations:
Net investment income (1)	0.05	0.10	0.11	0.09	0.09	0.12
Net realized and unrealized gain (loss) on investments and foreign currency	0.24	1.63	(0.69)	(2.22)	3.71	2.41
Total from investment operations	0.29	1.73	(0.58)	(2.13)	3.80	2.53
Less Distributions:
Distributions from ordinary income	—	(0.13)	(0.27)	(0.09)	(0.55)	(0.35)
Distributions from capital gains	—	(0.22)	(0.47)	(1.62)	(1.33)	(0.59)
Total from distributions	—	(0.35)	(0.74)	(1.71)	(1.88)	(0.94)
Net asset value, end of period	$10.52	$10.23	$8.85	$10.17	$14.01	$12.09
Market value, end of period	$9.16	$8.99	$8.03	$8.92	$12.48	$10.60
Total investment return (2)	1.9%	16.3%	(2.6%)	(13.8%)	36.0%	24.9%
Ratio/Supplemental Data:
Net assets, end of period (000)	$297,988	$289,762	$250,887	$288,109	$397,087	$342,513
Ratio of expenses to average net assets	1.20%(3)	1.23%	1.21%	1.13%	1.05%	1.09%
Ratio of net income to average net assets	0.90%(3)	0.99%	1.09%	0.67%	0.66%	0.99%
Portfolio turnover rate	19%	38%	30%	24%	50%	20%
(1)	Based on average shares outstanding.
(2)
Based on market value per share, adjusted for reinvestment of income dividends, ordinary income distributions, long-term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.

(3)	Annualized.
See notes to financial statements

BOARD OF DIRECTORS
Rodney A. Buck
David B. Chemidlin
E. Han Kim
Marcia L. MacHarg
Yuichi Nomoto
OFFICERS
Yuichi Nomoto, President
Zheng Liu, Vice President
Michael Morrongiello, Vice President
Maria R. Premole, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Amy J. Robles, Treasurer
Kelly S. Lee, Assistant Treasurer
MANAGER
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019-7316
INTERNET ADDRESS
http://funds.nomura-asset.com/japan-smaller-capitalization
INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
2-2-1, Toyosu, Koto-ku,
Tokyo 135-0061, Japan
DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, KY 40233
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110-1548
COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
One Manhattan West
New York, New York 10001
JAPAN SMALLER CAPITALIZATION FUND, INC.
WORLDWIDE PLAZA
309 WEST 49TH STREET
NEW YORK, NEW YORK 10019-7316
This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

Item 2.	Code of Ethics.
Not applicable to this semi-annual report.
Item 3.	Audit Committee Financial Expert.
Not applicable to this semi-annual report.
Item 4.	Principal Accountant Fees and Services.
Not applicable to this semi-annual report.
Item 5.	Audit Committee of Listed Registrants
Not applicable to this semi-annual report.
Item 6.	Investments.
(a)	The Registrant’s investments in securities of unaffiliated issuers as of August 31, 2021 are included in the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to this semi-annual report.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
(a)	Not applicable to this semi-annual report.
(b)	No change.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
(a)	Not applicable.
(b)	Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors made or implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.
Item 11.	Controls and Procedures.
(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)	Not applicable.
(b)	Not applicable.

Item 13.	Exhibits.
(a) (1)	Not applicable to this semi-annual report.
(a) (2)	Certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)). See EX-99.CERT attached hereto.
(a) (3)	Not applicable.
(a) (4)	Not applicable.
(b)
Certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). See EX-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Japan Smaller Capitalization Fund, Inc.
By:	/s/ Yuichi Nomoto
Yuichi Nomoto
Principal Executive Officer
Date: October 27, 2021
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:	/s/ Yuichi Nomoto
Yuichi Nomoto
Principal Executive Officer
Date: October 27, 2021
By:	/s/ Amy J. Robles
Amy J. Robles
Principal Financial Officer
Date: October 27, 2021